United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
ACT OF 1934
Date of report (Date of earliest event reported): December 19, 2007
OXiGENE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21990	13-3679168
(State or other	(Commission File	(I.R.S. Employer
jurisdiction of	Number)	Identification No.)
incorporation)
230 Third Avenue, Waltham, MA 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 547-5900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
(a) On December 19, 2007, in response to new Nasdaq Stock Market LLC (“Nasdaq”) listing requirements that mandate that all Nasdaq-listed companies become eligible to participate in the “Direct Registration System” for their outstanding securities, the Board of Directors of OXiGENE, Inc. (“OXiGENE” or the “Company”) adopted certain amendments to Article V of the Company’s Amended and Restated By-laws (the “By-laws”) to clarify that the Company’s outstanding securities may exist in either certificated or uncertificated form, and to make other revisions relating to that clarification. A copy of the By-laws, reflecting the amendments adopted by the Board of Directors and effective as of December 19, 2007, is attached hereto as Exhibit 3.1 and incorporated herein by reference.
(b) Not applicable.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits:
3.1	Amended and Restated By-laws of OXiGENE, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXiGENE, Inc.
Date: December 20, 2007	/s/ James B. Murphy
By: James B. Murphy
Its: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-laws of OXiGENE, Inc.